Exhibit 4.2

// SPDX-License-Identifier: GPL-3.0

pragma solidity 0.8.20;

import "@openzeppelin/contracts/token/ERC20/ERC20.sol";

import "@openzeppelin/contracts/token/ERC20/extensions/ERC20Burnable.sol";

import "@openzeppelin/contracts/token/ERC20/extensions/ERC20Permit.sol";

import "@openzeppelin/contracts/access/Ownable2Step.sol";

import "./interfaces/IENADefinitions.sol";

/**

* @title ENA

* @notice Governance token for the Ethena protocol

*/

contract ENA is Ownable2Step, ERC20Burnable, ERC20Permit, IENADefinitions {

/// @notice Maximum inflation rate per year (percentage) expressed as an integer uint8 public constant MAX_INFLATION = 10;

/// @notice The maximum frequency of inflationary mint invocations uint32 public constant MINT_WAIT_PERIOD = 365 days;

/// @notice The last time the mint function was called

uint40 public lastMintTimestamp;

constructor(address _initialOwner, address _treasury, address _foundation) ERC20("ENA", "ENA") ERC20Permit("ENA") {

// first mint not allowed until 1 year after deployment

lastMintTimestamp = uint40(block.timestamp);

if (_initialOwner == address(0) || _treasury == address(0) || _foundation == address(0)) revert ZeroAddressException();

_transferOwnership(_initialOwner);

// initial supply of 15 billion tokens

_mint(_treasury, 3_750_000_000 * 10 ** 18);

_mint(_foundation, 11_250_000_000 * 10 ** 18);

}

/**

* @notice Mints new ENA tokens

* @param to The address to mint tokens to

* @param amount The amount of tokens to mint

* @dev Only callable by the owner once per year and amount must be less than max inflation rate

*/

function mint(address to, uint256 amount) external onlyOwner {

if (block.timestamp - lastMintTimestamp < MINT_WAIT_PERIOD) revert MintWaitPeriodInProgress();

uint256 _maxInflationAmount = totalSupply() * MAX_INFLATION / 100;

if (amount > _maxInflationAmount) revert MaxInflationExceeded();

lastMintTimestamp = uint40(block.timestamp);

_mint(to, amount);

emit Mint(to, amount);

}

/// @notice Prevents the owner from renouncing ownership

function renounceOwnership() public view override onlyOwner {

revert CantRenounceOwnership();

}

}

// SPDX-License-Identifier: MIT

// OpenZeppelin Contracts (last updated v4.9.0) (token/ERC20/ERC20.sol)

pragma solidity ^0.8.0;

import "./IERC20.sol";

import "./extensions/IERC20Metadata.sol";

import "../../utils/Context.sol";

/**

* @dev Implementation of the {IERC20} interface.

*

* This implementation is agnostic to the way tokens are created. This means

* that a supply mechanism has to be added in a derived contract using {_mint}.

* For a generic mechanism see {ERC20PresetMinterPauser}.

*

* TIP: For a detailed writeup see our guide

* https://forum.openzeppelin.com/t/how-to-implement-erc20-supply-mechanisms/226[How

* to implement supply mechanisms].

*

* The default value of {decimals} is 18. To change this, you should override

* this function so it returns a different value.

*

* We have followed general OpenZeppelin Contracts guidelines: functions revert

* instead returning `false` on failure. This behavior is nonetheless

* conventional and does not conflict with the expectations of ERC20

* applications.

*

* Additionally, an {Approval} event is emitted on calls to {transferFrom}.

* This allows applications to reconstruct the allowance for all accounts just

* by listening to said events. Other implementations of the EIP may not emit

* these events, as it isn't required by the specification.

*

* Finally, the non-standard {decreaseAllowance} and {increaseAllowance}

* functions have been added to mitigate the well-known issues around setting

* allowances. See {IERC20-approve}.

*/

contract ERC20 is Context, IERC20, IERC20Metadata {

mapping(address => uint256) private _balances;

mapping(address => mapping(address => uint256)) private _allowances;

uint256 private _totalSupply;

string private _name;

string private _symbol;

/**

* @dev Sets the values for {name} and {symbol}.

*

* All two of these values are immutable: they can only be set once during

* construction.

*/

constructor(string memory name_, string memory symbol_) {

_name = name_;

_symbol = symbol_;

}

/**

* @dev Returns the name of the token.

*/

function name() public view virtual override returns (string memory) {

return _name;

}

/**

* @dev Returns the symbol of the token, usually a shorter version of the

* name.

*/

function symbol() public view virtual override returns (string memory) {

return _symbol;

}

/**

* @dev Returns the number of decimals used to get its user representation.

* For example, if `decimals` equals `2`, a balance of `505` tokens should

* be displayed to a user as `5.05` (`505 / 10 ** 2`).

*

* Tokens usually opt for a value of 18, imitating the relationship between

* Ether and Wei. This is the default value returned by this function, unless

* it's overridden.

*

* NOTE: This information is only used for _display_ purposes: it in

* no way affects any of the arithmetic of the contract, including

* {IERC20-balanceOf} and {IERC20-transfer}.

*/

function decimals() public view virtual override returns (uint8) {

return 18;

}

/**

* @dev See {IERC20-totalSupply}.

*/

function totalSupply() public view virtual override returns (uint256) {

return _totalSupply;

}

/**

* @dev See {IERC20-balanceOf}.

*/

function balanceOf(address account) public view virtual override returns (uint256) {

return _balances[account];

}

/**

* @dev See {IERC20-transfer}.

*

* Requirements:

*

* - `to` cannot be the zero address.

* - the caller must have a balance of at least `amount`.

*/

function transfer(address to, uint256 amount) public virtual override returns (bool) {

address owner = _msgSender();

_transfer(owner, to, amount);

return true;

}

/**

* @dev See {IERC20-allowance}.

*/

function allowance(address owner, address spender) public view virtual override returns (uint256) {

return _allowances[owner][spender];

}

/**

* @dev See {IERC20-approve}.

*

* NOTE: If `amount` is the maximum `uint256`, the allowance is not updated on

* `transferFrom`. This is semantically equivalent to an infinite approval.

*

* Requirements:

*

* - `spender` cannot be the zero address.

*/

function approve(address spender, uint256 amount) public virtual override returns (bool) {

address owner = _msgSender();

_approve(owner, spender, amount);

return true;

}

/**

* @dev See {IERC20-transferFrom}.

*

* Emits an {Approval} event indicating the updated allowance. This is not

* required by the EIP. See the note at the beginning of {ERC20}.

*

* NOTE: Does not update the allowance if the current allowance

* is the maximum `uint256`.

*

* Requirements:

*

* - `from` and `to` cannot be the zero address.

* - `from` must have a balance of at least `amount`.

* - the caller must have allowance for ``from``'s tokens of at least

* `amount`.

*/

function transferFrom(address from, address to, uint256 amount) public virtual override returns (bool) {

address spender = _msgSender();

_spendAllowance(from, spender, amount);

_transfer(from, to, amount);

return true;

}

/**

* @dev Atomically increases the allowance granted to `spender` by the caller.

*

* This is an alternative to {approve} that can be used as a mitigation for

* problems described in {IERC20-approve}.

*

* Emits an {Approval} event indicating the updated allowance.

*

* Requirements:

*

* - `spender` cannot be the zero address.

*/

function increaseAllowance(address spender, uint256 addedValue) public virtual returns (bool) {

address owner = _msgSender();

_approve(owner, spender, allowance(owner, spender) + addedValue);

return true;

}

/**

* @dev Atomically decreases the allowance granted to `spender` by the caller.

*

* This is an alternative to {approve} that can be used as a mitigation for

* problems described in {IERC20-approve}.

*

* Emits an {Approval} event indicating the updated allowance.

*

* Requirements:

*

* - `spender` cannot be the zero address.

* - `spender` must have allowance for the caller of at least

* `subtractedValue`.

*/

function decreaseAllowance(address spender, uint256 subtractedValue) public virtual returns (bool) {

address owner = _msgSender();

uint256 currentAllowance = allowance(owner, spender);

require(currentAllowance >= subtractedValue, "ERC20: decreased allowance below zero");

unchecked {

_approve(owner, spender, currentAllowance - subtractedValue);

}

return true;

}

/**

* @dev Moves `amount` of tokens from `from` to `to`.

*

* This internal function is equivalent to {transfer}, and can be used to

* e.g. implement automatic token fees, slashing mechanisms, etc.

*

* Emits a {Transfer} event.

*

* Requirements:

*

* - `from` cannot be the zero address.

* - `to` cannot be the zero address.

* - `from` must have a balance of at least `amount`.

*/

function _transfer(address from, address to, uint256 amount) internal virtual {

require(from != address(0), "ERC20: transfer from the zero address");

require(to != address(0), "ERC20: transfer to the zero address");

_beforeTokenTransfer(from, to, amount);

uint256 fromBalance = _balances[from];

require(fromBalance >= amount, "ERC20: transfer amount exceeds balance");

unchecked {

_balances[from] = fromBalance - amount;

// Overflow not possible: the sum of all balances is capped by totalSupply, and the sum is preserved by

// decrementing then incrementing.

_balances[to] += amount;

}

emit Transfer(from, to, amount);

_afterTokenTransfer(from, to, amount);

}

/** @dev Creates `amount` tokens and assigns them to `account`, increasing

* the total supply.

*

* Emits a {Transfer} event with `from` set to the zero address.

*

* Requirements:

*

* - `account` cannot be the zero address.

*/

function _mint(address account, uint256 amount) internal virtual {

require(account != address(0), "ERC20: mint to the zero address");

_beforeTokenTransfer(address(0), account, amount);

_totalSupply += amount;

unchecked {

// Overflow not possible: balance + amount is at most totalSupply + amount, which is checked above.

_balances[account] += amount;

}

emit Transfer(address(0), account, amount);

_afterTokenTransfer(address(0), account, amount);

}

/**

* @dev Destroys `amount` tokens from `account`, reducing the

* total supply.

*

* Emits a {Transfer} event with `to` set to the zero address.

*

* Requirements:

*

* - `account` cannot be the zero address.

* - `account` must have at least `amount` tokens.

*/

function _burn(address account, uint256 amount) internal virtual {

require(account != address(0), "ERC20: burn from the zero address");

_beforeTokenTransfer(account, address(0), amount);

uint256 accountBalance = _balances[account];

require(accountBalance >= amount, "ERC20: burn amount exceeds balance");

unchecked {

_balances[account] = accountBalance - amount;

// Overflow not possible: amount <= accountBalance <= totalSupply.

_totalSupply -= amount;

}

emit Transfer(account, address(0), amount);

_afterTokenTransfer(account, address(0), amount);

}

/**

* @dev Sets `amount` as the allowance of `spender` over the `owner` s tokens.

*

* This internal function is equivalent to `approve`, and can be used to

* e.g. set automatic allowances for certain subsystems, etc.

*

* Emits an {Approval} event.

*

* Requirements:

*

* - `owner` cannot be the zero address.

* - `spender` cannot be the zero address.

*/

function _approve(address owner, address spender, uint256 amount) internal virtual {

require(owner != address(0), "ERC20: approve from the zero address");

require(spender != address(0), "ERC20: approve to the zero address");

_allowances[owner][spender] = amount;

emit Approval(owner, spender, amount);

}

/**

* @dev Updates `owner` s allowance for `spender` based on spent `amount`.

*

* Does not update the allowance amount in case of infinite allowance.

* Revert if not enough allowance is available.

*

* Might emit an {Approval} event.

*/

function _spendAllowance(address owner, address spender, uint256 amount) internal virtual {

uint256 currentAllowance = allowance(owner, spender);

if (currentAllowance != type(uint256).max) {

require(currentAllowance >= amount, "ERC20: insufficient allowance");

unchecked {

_approve(owner, spender, currentAllowance - amount);

}

}

}

/**

* @dev Hook that is called before any transfer of tokens. This includes

* minting and burning.

*

* Calling conditions:

*

* - when `from` and `to` are both non-zero, `amount` of ``from``'s tokens

* will be transferred to `to`.

* - when `from` is zero, `amount` tokens will be minted for `to`.

* - when `to` is zero, `amount` of ``from``'s tokens will be burned.

* - `from` and `to` are never both zero.

*

* To learn more about hooks, head to xref:ROOT:extending-contracts.adoc#using-hooks[Using Hooks].

*/

function _beforeTokenTransfer(address from, address to, uint256 amount) internal virtual {}

/**

* @dev Hook that is called after any transfer of tokens. This includes

* minting and burning.

*

* Calling conditions:

*

* - when `from` and `to` are both non-zero, `amount` of ``from``'s tokens

* has been transferred to `to`.

* - when `from` is zero, `amount` tokens have been minted for `to`.

* - when `to` is zero, `amount` of ``from``'s tokens have been burned.

* - `from` and `to` are never both zero.

*

* To learn more about hooks, head to xref:ROOT:extending-contracts.adoc#using-hooks[Using Hooks].

*/

function _afterTokenTransfer(address from, address to, uint256 amount) internal virtual {}

}

// SPDX-License-Identifier: MIT

// OpenZeppelin Contracts (last updated v4.5.0) (token/ERC20/extensions/ERC20Burnable.sol)

pragma solidity ^0.8.0;

import "../ERC20.sol";

import "../../../utils/Context.sol";

/**

* @dev Extension of {ERC20} that allows token holders to destroy both their own

* tokens and those that they have an allowance for, in a way that can be

* recognized off-chain (via event analysis).

*/

abstract contract ERC20Burnable is Context, ERC20 {

/**

* @dev Destroys `amount` tokens from the caller.

*

* See {ERC20-_burn}.

*/

function burn(uint256 amount) public virtual {

_burn(_msgSender(), amount);

}

/**

* @dev Destroys `amount` tokens from `account`, deducting from the caller's

* allowance.

*

* See {ERC20-_burn} and {ERC20-allowance}.

*

* Requirements:

*

* - the caller must have allowance for ``accounts``'s tokens of at least

* `amount`.

*/

function burnFrom(address account, uint256 amount) public virtual {

_spendAllowance(account, _msgSender(), amount);

_burn(account, amount);

}

}

// SPDX-License-Identifier: MIT

// OpenZeppelin Contracts (last updated v4.9.4) (token/ERC20/extensions/ERC20Permit.sol)

pragma solidity ^0.8.0;

import "./IERC20Permit.sol";

import "../ERC20.sol";

import "../../../utils/cryptography/ECDSA.sol";

import "../../../utils/cryptography/EIP712.sol";

import "../../../utils/Counters.sol";

/**

* @dev Implementation of the ERC20 Permit extension allowing approvals to be made via signatures, as defined in

* https://eips.ethereum.org/EIPS/eip-2612[EIP-2612].

*

* Adds the {permit} method, which can be used to change an account's ERC20 allowance (see {IERC20-allowance}) by

* presenting a message signed by the account. By not relying on `{IERC20-approve}`, the token holder account doesn't

* need to send a transaction, and thus is not required to hold Ether at all.

*

* _Available since v3.4._

*/

abstract contract ERC20Permit is ERC20, IERC20Permit, EIP712 {

using Counters for Counters.Counter;

mapping(address => Counters.Counter) private _nonces;

// solhint-disable-next-line var-name-mixedcase

bytes32 private constant _PERMIT_TYPEHASH =

keccak256("Permit(address owner,address spender,uint256 value,uint256 nonce,uint256 deadline)");

/**

* @dev In previous versions `_PERMIT_TYPEHASH` was declared as `immutable`.

* However, to ensure consistency with the upgradeable transpiler, we will continue

* to reserve a slot.

* @custom:oz-renamed-from _PERMIT_TYPEHASH

*/

// solhint-disable-next-line var-name-mixedcase

bytes32 private _PERMIT_TYPEHASH_DEPRECATED_SLOT;

/**

* @dev Initializes the {EIP712} domain separator using the `name` parameter, and setting `version` to `"1"`.

*

* It's a good idea to use the same `name` that is defined as the ERC20 token name.

*/

constructor(string memory name) EIP712(name, "1") {}

/**

* @inheritdoc IERC20Permit

*/

function permit(

address owner,

address spender,

uint256 value,

uint256 deadline,

uint8 v,

bytes32 r,

bytes32 s

) public virtual override {

require(block.timestamp <= deadline, "ERC20Permit: expired deadline");

bytes32 structHash = keccak256(abi.encode(_PERMIT_TYPEHASH, owner, spender, value, _useNonce(owner), deadline));

bytes32 hash = _hashTypedDataV4(structHash);

address signer = ECDSA.recover(hash, v, r, s);

require(signer == owner, "ERC20Permit: invalid signature");

_approve(owner, spender, value);

}

/**

* @inheritdoc IERC20Permit

*/

function nonces(address owner) public view virtual override returns (uint256) {

return _nonces[owner].current();

}

/**

* @inheritdoc IERC20Permit

*/

// solhint-disable-next-line func-name-mixedcase

function DOMAIN_SEPARATOR() external view override returns (bytes32) {

return _domainSeparatorV4();

}

/**

* @dev "Consume a nonce": return the current value and increment.

*

* _Available since v4.1._

*/

function _useNonce(address owner) internal virtual returns (uint256 current) {

Counters.Counter storage nonce = _nonces[owner];

current = nonce.current();

nonce.increment();

}

}

// SPDX-License-Identifier: MIT

// OpenZeppelin Contracts (last updated v4.9.0) (access/Ownable2Step.sol)

pragma solidity ^0.8.0;

import "./Ownable.sol";

/**

* @dev Contract module which provides access control mechanism, where

* there is an account (an owner) that can be granted exclusive access to

* specific functions.

*

* By default, the owner account will be the one that deploys the contract. This

* can later be changed with {transferOwnership} and {acceptOwnership}.

*

* This module is used through inheritance. It will make available all functions

* from parent (Ownable).

*/

abstract contract Ownable2Step is Ownable {

address private _pendingOwner;

event OwnershipTransferStarted(address indexed previousOwner, address indexed newOwner);

/**

* @dev Returns the address of the pending owner.

*/

function pendingOwner() public view virtual returns (address) {

return _pendingOwner;

}

/**

* @dev Starts the ownership transfer of the contract to a new account. Replaces the pending transfer if there is one.

* Can only be called by the current owner.

*/

function transferOwnership(address newOwner) public virtual override onlyOwner {

_pendingOwner = newOwner;

emit OwnershipTransferStarted(owner(), newOwner);

}

/**

* @dev Transfers ownership of the contract to a new account (`newOwner`) and deletes any pending owner.

* Internal function without access restriction.

*/

function _transferOwnership(address newOwner) internal virtual override {

delete _pendingOwner;

super._transferOwnership(newOwner);

}

/**

* @dev The new owner accepts the ownership transfer.

*/

function acceptOwnership() public virtual {

address sender = _msgSender();

require(pendingOwner() == sender, "Ownable2Step: caller is not the new owner");

_transferOwnership(sender);

}

}

// SPDX-License-Identifier: GPL-3.0

pragma solidity 0.8.20;

interface IENADefinitions {

/// @notice Event emitted when a new ENA token is minted (inflation) by the owner event Mint(address indexed to, uint256 amount);

/// @notice This error is returned if the zero address is used error ZeroAddressException();

/// @notice This error is returned if mint is called within 1 year of last mint error MintWaitPeriodInProgress();

/// @notice This error is returned if the owner tries to renounce ownership error CantRenounceOwnership();

/// @notice This error is returned if the max inflation rate is exceeded on mint error MaxInflationExceeded();

}

// SPDX-License-Identifier: MIT

// OpenZeppelin Contracts (last updated v4.9.0) (token/ERC20/IERC20.sol)

pragma solidity ^0.8.0;

/**

* @dev Interface of the ERC20 standard as defined in the EIP.

*/

interface IERC20 {

/**

* @dev Emitted when `value` tokens are moved from one account (`from`) to

* another (`to`).

*

* Note that `value` may be zero.

*/

event Transfer(address indexed from, address indexed to, uint256 value);

/**

* @dev Emitted when the allowance of a `spender` for an `owner` is set by

* a call to {approve}. `value` is the new allowance.

*/

event Approval(address indexed owner, address indexed spender, uint256 value);

/**

* @dev Returns the amount of tokens in existence.

*/

function totalSupply() external view returns (uint256);

/**

* @dev Returns the amount of tokens owned by `account`.

*/

function balanceOf(address account) external view returns (uint256);

/**

* @dev Moves `amount` tokens from the caller's account to `to`.

*

* Returns a boolean value indicating whether the operation succeeded.

*

* Emits a {Transfer} event.

*/

function transfer(address to, uint256 amount) external returns (bool);

/**

* @dev Returns the remaining number of tokens that `spender` will be

* allowed to spend on behalf of `owner` through {transferFrom}. This is

* zero by default.

*

* This value changes when {approve} or {transferFrom} are called.

*/

function allowance(address owner, address spender) external view returns (uint256);

/**

* @dev Sets `amount` as the allowance of `spender` over the caller's tokens.

*

* Returns a boolean value indicating whether the operation succeeded.

*

* IMPORTANT: Beware that changing an allowance with this method brings the risk

* that someone may use both the old and the new allowance by unfortunate

* transaction ordering. One possible solution to mitigate this race

* condition is to first reduce the spender's allowance to 0 and set the

* desired value afterwards:

* https://github.com/ethereum/EIPs/issues/20#issuecomment-263524729

*

* Emits an {Approval} event.

*/

function approve(address spender, uint256 amount) external returns (bool);

/**

* @dev Moves `amount` tokens from `from` to `to` using the

* allowance mechanism. `amount` is then deducted from the caller's

* allowance.

*

* Returns a boolean value indicating whether the operation succeeded.

*

* Emits a {Transfer} event.

*/

function transferFrom(address from, address to, uint256 amount) external returns (bool);

}

// SPDX-License-Identifier: MIT

// OpenZeppelin Contracts v4.4.1 (token/ERC20/extensions/IERC20Metadata.sol)

pragma solidity ^0.8.0;

import "../IERC20.sol";

/**

* @dev Interface for the optional metadata functions from the ERC20 standard.

*

* _Available since v4.1._

*/

interface IERC20Metadata is IERC20 {

/**

* @dev Returns the name of the token.

*/

function name() external view returns (string memory);

/**

* @dev Returns the symbol of the token.

*/

function symbol() external view returns (string memory);

/**

* @dev Returns the decimals places of the token.

*/

function decimals() external view returns (uint8);

}

// SPDX-License-Identifier: MIT

// OpenZeppelin Contracts (last updated v4.9.4) (utils/Context.sol)

pragma solidity ^0.8.0;

/**

* @dev Provides information about the current execution context, including the

* sender of the transaction and its data. While these are generally available

* via msg.sender and msg.data, they should not be accessed in such a direct

* manner, since when dealing with meta-transactions the account sending and

* paying for execution may not be the actual sender (as far as an application

* is concerned).

*

* This contract is only required for intermediate, library-like contracts.

*/

abstract contract Context {

function _msgSender() internal view virtual returns (address) {

return msg.sender;

}

function _msgData() internal view virtual returns (bytes calldata) {

return msg.data;

}

function _contextSuffixLength() internal view virtual returns (uint256) {

return 0;

}

}

// SPDX-License-Identifier: MIT

// OpenZeppelin Contracts (last updated v4.9.4) (token/ERC20/extensions/IERC20Permit.sol)

pragma solidity ^0.8.0;

/**

* @dev Interface of the ERC20 Permit extension allowing approvals to be made via signatures, as defined in

* https://eips.ethereum.org/EIPS/eip-2612[EIP-2612].

*

* Adds the {permit} method, which can be used to change an account's ERC20 allowance (see {IERC20-allowance}) by

* presenting a message signed by the account. By not relying on {IERC20-approve}, the token holder account doesn't

* need to send a transaction, and thus is not required to hold Ether at all.

*

* ==== Security Considerations

*

* There are two important considerations concerning the use of `permit`. The first is that a valid permit signature

* expresses an allowance, and it should not be assumed to convey additional meaning. In particular, it should not be

* considered as an intention to spend the allowance in any specific way. The second is that because permits have

* built-in replay protection and can be submitted by anyone, they can be frontrun. A protocol that uses permits should

* take this into consideration and allow a `permit` call to fail. Combining these two aspects, a pattern that may be

* generally recommended is:

*

* ```solidity

* function doThingWithPermit(..., uint256 value, uint256 deadline, uint8 v, bytes32 r, bytes32 s) public {

* try token.permit(msg.sender, address(this), value, deadline, v, r, s) {} catch {}

* doThing(..., value);

* }

*

* function doThing(..., uint256 value) public {

* token.safeTransferFrom(msg.sender, address(this), value);

* ...

* }

* ```

*

* Observe that: 1) `msg.sender` is used as the owner, leaving no ambiguity as to the signer intent, and 2) the use of

* `try/catch` allows the permit to fail and makes the code tolerant to frontrunning. (See also

* {SafeERC20-safeTransferFrom}).

*

* Additionally, note that smart contract wallets (such as Argent or Safe) are not able to produce permit signatures, so

* contracts should have entry points that don't rely on permit.

*/

interface IERC20Permit {

/**

* @dev Sets `value` as the allowance of `spender` over ``owner``'s tokens,

* given ``owner``'s signed approval.

*

* IMPORTANT: The same issues {IERC20-approve} has related to transaction

* ordering also apply here.

*

* Emits an {Approval} event.

*

* Requirements:

*

* - `spender` cannot be the zero address.

* - `deadline` must be a timestamp in the future.

* - `v`, `r` and `s` must be a valid `secp256k1` signature from `owner`

* over the EIP712-formatted function arguments.

* - the signature must use ``owner``'s current nonce (see {nonces}).

*

* For more information on the signature format, see the

* https://eips.ethereum.org/EIPS/eip-2612#specification[relevant EIP

* section].

*

* CAUTION: See Security Considerations above.

*/

function permit(

address owner,

address spender,

uint256 value,

uint256 deadline,

uint8 v,

bytes32 r,

bytes32 s

) external;

/**

* @dev Returns the current nonce for `owner`. This value must be

* included whenever a signature is generated for {permit}.

*

* Every successful call to {permit} increases ``owner``'s nonce by one. This

* prevents a signature from being used multiple times.

*/

function nonces(address owner) external view returns (uint256);

/**

* @dev Returns the domain separator used in the encoding of the signature for {permit}, as defined by {EIP712}.

*/

// solhint-disable-next-line func-name-mixedcase

function DOMAIN_SEPARATOR() external view returns (bytes32);

}

// SPDX-License-Identifier: MIT

// OpenZeppelin Contracts (last updated v4.9.0) (utils/cryptography/ECDSA.sol)

pragma solidity ^0.8.0;

import "../Strings.sol";

/**

* @dev Elliptic Curve Digital Signature Algorithm (ECDSA) operations.

*

* These functions can be used to verify that a message was signed by the holder

* of the private keys of a given address.

*/

library ECDSA {

enum RecoverError {

NoError,

InvalidSignature,

InvalidSignatureLength,

InvalidSignatureS,

InvalidSignatureV // Deprecated in v4.8

}

function _throwError(RecoverError error) private pure {

if (error == RecoverError.NoError) {

return; // no error: do nothing

} else if (error == RecoverError.InvalidSignature) {

revert("ECDSA: invalid signature");

} else if (error == RecoverError.InvalidSignatureLength) {

revert("ECDSA: invalid signature length");

} else if (error == RecoverError.InvalidSignatureS) {

revert("ECDSA: invalid signature 's' value");

}

}

/**

* @dev Returns the address that signed a hashed message (`hash`) with

* `signature` or error string. This address can then be used for verification purposes.

*

* The `ecrecover` EVM opcode allows for malleable (non-unique) signatures:

* this function rejects them by requiring the `s` value to be in the lower

* half order, and the `v` value to be either 27 or 28.

*

* IMPORTANT: `hash` _must_ be the result of a hash operation for the

* verification to be secure: it is possible to craft signatures that

* recover to arbitrary addresses for non-hashed data. A safe way to ensure

* this is by receiving a hash of the original message (which may otherwise

* be too long), and then calling {toEthSignedMessageHash} on it.

*

* Documentation for signature generation:

* - with https://web3js.readthedocs.io/en/v1.3.4/web3-eth-accounts.html#sign[Web3.js]

* - with https://docs.ethers.io/v5/api/signer/#Signer-signMessage[ethers]

*

* _Available since v4.3._

*/

function tryRecover(bytes32 hash, bytes memory signature) internal pure returns (address, RecoverError) {

if (signature.length == 65) {

bytes32 r;

bytes32 s;

uint8 v;

// ecrecover takes the signature parameters, and the only way to get them

// currently is to use assembly.

/// @solidity memory-safe-assembly

assembly {

r := mload(add(signature, 0x20))

s := mload(add(signature, 0x40))

v := byte(0, mload(add(signature, 0x60)))

}

return tryRecover(hash, v, r, s);

} else {

return (address(0), RecoverError.InvalidSignatureLength);

}

}

/**

* @dev Returns the address that signed a hashed message (`hash`) with

* `signature`. This address can then be used for verification purposes.

*

* The `ecrecover` EVM opcode allows for malleable (non-unique) signatures:

* this function rejects them by requiring the `s` value to be in the lower

* half order, and the `v` value to be either 27 or 28.

*

* IMPORTANT: `hash` _must_ be the result of a hash operation for the

* verification to be secure: it is possible to craft signatures that

* recover to arbitrary addresses for non-hashed data. A safe way to ensure

* this is by receiving a hash of the original message (which may otherwise

* be too long), and then calling {toEthSignedMessageHash} on it.

*/

function recover(bytes32 hash, bytes memory signature) internal pure returns (address) {

(address recovered, RecoverError error) = tryRecover(hash, signature);

_throwError(error);

return recovered;

}

/**

* @dev Overload of {ECDSA-tryRecover} that receives the `r` and `vs` short-signature fields separately.

*

* See https://eips.ethereum.org/EIPS/eip-2098[EIP-2098 short signatures]

*

* _Available since v4.3._

*/

function tryRecover(bytes32 hash, bytes32 r, bytes32 vs) internal pure returns (address, RecoverError) {

bytes32 s = vs & bytes32(0x7fffffffffffffffffffffffffffffffffffffffffffffffffffffffffffffff);

uint8 v = uint8((uint256(vs) >> 255) + 27);

return tryRecover(hash, v, r, s);

}

/**

* @dev Overload of {ECDSA-recover} that receives the `r and `vs` short-signature fields separately.

*

* _Available since v4.2._

*/

function recover(bytes32 hash, bytes32 r, bytes32 vs) internal pure returns (address) {

(address recovered, RecoverError error) = tryRecover(hash, r, vs);

_throwError(error);

return recovered;

}

/**

* @dev Overload of {ECDSA-tryRecover} that receives the `v`,

* `r` and `s` signature fields separately.

*

* _Available since v4.3._

*/

function tryRecover(bytes32 hash, uint8 v, bytes32 r, bytes32 s) internal pure returns (address, RecoverError) {

// EIP-2 still allows signature malleability for ecrecover(). Remove this possibility and make the signature

// unique. Appendix F in the Ethereum Yellow paper (https://ethereum.github.io/yellowpaper/paper.pdf), defines

// the valid range for s in (301): 0 < s < secp256k1n ÷ 2 + 1, and for v in (302): v ∈ {27, 28}. Most

// signatures from current libraries generate a unique signature with an s-value in the lower half order.

//

// If your library generates malleable signatures, such as s-values in the upper range, calculate a new s-value

// with 0xFFFFFFFFFFFFFFFFFFFFFFFFFFFFFFFEBAAEDCE6AF48A03BBFD25E8CD0364141 - s1 and flip v from 27 to 28 or

// vice versa. If your library also generates signatures with 0/1 for v instead 27/28, add 27 to v to accept

// these malleable signatures as well.

if (uint256(s) > 0x7FFFFFFFFFFFFFFFFFFFFFFFFFFFFFFF5D576E7357A4501DDFE92F46681B20A0) {

return (address(0), RecoverError.InvalidSignatureS);

}

// If the signature is valid (and not malleable), return the signer address address signer = ecrecover(hash, v, r, s);

if (signer == address(0)) {

return (address(0), RecoverError.InvalidSignature);

}

return (signer, RecoverError.NoError);

}

/**

* @dev Overload of {ECDSA-recover} that receives the `v`,

* `r` and `s` signature fields separately.

*/

function recover(bytes32 hash, uint8 v, bytes32 r, bytes32 s) internal pure returns (address) {

(address recovered, RecoverError error) = tryRecover(hash, v, r, s);

_throwError(error);

return recovered;

}

/**

* @dev Returns an Ethereum Signed Message, created from a `hash`. This

* produces hash corresponding to the one signed with the

* https://eth.wiki/json-rpc/API#eth_sign[`eth_sign`]

* JSON-RPC method as part of EIP-191.

*

* See {recover}.

*/

function toEthSignedMessageHash(bytes32 hash) internal pure returns (bytes32 message) {

// 32 is the length in bytes of hash,

// enforced by the type signature above

/// @solidity memory-safe-assembly

assembly {

mstore(0x00, "\x19Ethereum Signed Message:\n32")

mstore(0x1c, hash)

message := keccak256(0x00, 0x3c)

}

}

/**

* @dev Returns an Ethereum Signed Message, created from `s`. This

* produces hash corresponding to the one signed with the

* https://eth.wiki/json-rpc/API#eth_sign[`eth_sign`]

* JSON-RPC method as part of EIP-191.

*

* See {recover}.

*/

function toEthSignedMessageHash(bytes memory s) internal pure returns (bytes32) {

return keccak256(abi.encodePacked("\x19Ethereum Signed Message:\n", Strings.toString(s.length), s));

}

/**

* @dev Returns an Ethereum Signed Typed Data, created from a

* `domainSeparator` and a `structHash`. This produces hash corresponding

* to the one signed with the

* https://eips.ethereum.org/EIPS/eip-712[`eth_signTypedData`]

* JSON-RPC method as part of EIP-712.

*

* See {recover}.

*/

function toTypedDataHash(bytes32 domainSeparator, bytes32 structHash) internal pure returns (bytes32 data) {

/// @solidity memory-safe-assembly

assembly {

let ptr := mload(0x40)

mstore(ptr, "\x19\x01")

mstore(add(ptr, 0x02), domainSeparator)

mstore(add(ptr, 0x22), structHash)

data := keccak256(ptr, 0x42)

}

}

/**

* @dev Returns an Ethereum Signed Data with intended validator, created from a

* `validator` and `data` according to the version 0 of EIP-191.

*

* See {recover}.

*/

function toDataWithIntendedValidatorHash(address validator, bytes memory data) internal pure returns (bytes32) {

return keccak256(abi.encodePacked("\x19\x00", validator, data));

}

}

// SPDX-License-Identifier: MIT

// OpenZeppelin Contracts (last updated v4.9.0) (utils/cryptography/EIP712.sol)

pragma solidity ^0.8.8;

import "./ECDSA.sol";

import "../ShortStrings.sol";

import "../../interfaces/IERC5267.sol";

/**

* @dev https://eips.ethereum.org/EIPS/eip-712[EIP 712] is a standard for hashing and signing of typed structured data.

*

* The encoding specified in the EIP is very generic, and such a generic implementation in Solidity is not feasible,

* thus this contract does not implement the encoding itself. Protocols need to implement the type-specific encoding

* they need in their contracts using a combination of `abi.encode` and `keccak256`.

*

* This contract implements the EIP 712 domain separator ({_domainSeparatorV4}) that is used as part of the encoding

* scheme, and the final step of the encoding to obtain the message digest that is then signed via ECDSA

* ({_hashTypedDataV4}).

*

* The implementation of the domain separator was designed to be as efficient as possible while still properly updating

* the chain id to protect against replay attacks on an eventual fork of the chain.

*

* NOTE: This contract implements the version of the encoding known as "v4", as implemented by the JSON RPC method

* https://docs.metamask.io/guide/signing-data.html[`eth_signTypedDataV4` in MetaMask].

*

* NOTE: In the upgradeable version of this contract, the cached values will correspond to the address, and the domain

* separator of the implementation contract. This will cause the `_domainSeparatorV4` function to always rebuild the

* separator from the immutable values, which is cheaper than accessing a cached version in cold storage.

*

* _Available since v3.4._

*

* @custom:oz-upgrades-unsafe-allow state-variable-immutable state-variable-assignment

*/

abstract contract EIP712 is IERC5267 {

using ShortStrings for *;

bytes32 private constant _TYPE_HASH =

keccak256("EIP712Domain(string name,string version,uint256 chainId,address verifyingContract)");

// Cache the domain separator as an immutable value, but also store the chain id that it corresponds to, in order to

// invalidate the cached domain separator if the chain id changes.

bytes32 private immutable _cachedDomainSeparator;

uint256 private immutable _cachedChainId;

address private immutable _cachedThis;

bytes32 private immutable _hashedName;

bytes32 private immutable _hashedVersion;

ShortString private immutable _name;

ShortString private immutable _version;

string private _nameFallback;

string private _versionFallback;

/**

* @dev Initializes the domain separator and parameter caches.

*

* The meaning of `name` and `version` is specified in

* https://eips.ethereum.org/EIPS/eip-712#definition-of-domainseparator[EIP 712]:

*

* - `name`: the user readable name of the signing domain, i.e. the name of the DApp or the protocol.

* - `version`: the current major version of the signing domain.

*

* NOTE: These parameters cannot be changed except through a xref:learn::upgrading-smart-contracts.adoc[smart

* contract upgrade].

*/

constructor(string memory name, string memory version) {

_name = name.toShortStringWithFallback(_nameFallback);

_version = version.toShortStringWithFallback(_versionFallback);

_hashedName = keccak256(bytes(name));

_hashedVersion = keccak256(bytes(version));

_cachedChainId = block.chainid;

_cachedDomainSeparator = _buildDomainSeparator();

_cachedThis = address(this);

}

/**

* @dev Returns the domain separator for the current chain.

*/

function _domainSeparatorV4() internal view returns (bytes32) {

if (address(this) == _cachedThis && block.chainid == _cachedChainId) {

return _cachedDomainSeparator;

} else {

return _buildDomainSeparator();

}

}

function _buildDomainSeparator() private view returns (bytes32) {

return keccak256(abi.encode(_TYPE_HASH, _hashedName, _hashedVersion, block.chainid, address(this)));

}

/**

* @dev Given an already https://eips.ethereum.org/EIPS/eip-712#definition-of-hashstruct[hashed struct], this

* function returns the hash of the fully encoded EIP712 message for this domain.

*

* This hash can be used together with {ECDSA-recover} to obtain the signer of a message. For example:

*

* ```solidity

* bytes32 digest = _hashTypedDataV4(keccak256(abi.encode(

* keccak256("Mail(address to,string contents)"),

* mailTo,

* keccak256(bytes(mailContents))

* )));

* address signer = ECDSA.recover(digest, signature);

* ```

*/

function _hashTypedDataV4(bytes32 structHash) internal view virtual returns (bytes32) {

return ECDSA.toTypedDataHash(_domainSeparatorV4(), structHash);

}

/**

* @dev See {EIP-5267}.

*

* _Available since v4.9._

*/

function eip712Domain()

public

view

virtual

override

returns (

bytes1 fields,

string memory name,

string memory version,

uint256 chainId,

address verifyingContract,

bytes32 salt,

uint256[] memory extensions

)

{

return (

hex"0f", // 01111

_name.toStringWithFallback(_nameFallback),

_version.toStringWithFallback(_versionFallback),

block.chainid,

address(this),

bytes32(0),

new uint256[](0)

);

}

}

// SPDX-License-Identifier: MIT

// OpenZeppelin Contracts v4.4.1 (utils/Counters.sol)

pragma solidity ^0.8.0;

/**

* @title Counters

* @author Matt Condon (@shrugs)

* @dev Provides counters that can only be incremented, decremented or reset. This can be used e.g. to track the number

* of elements in a mapping, issuing ERC721 ids, or counting request ids.

*

* Include with `using Counters for Counters.Counter;`

*/

library Counters {

struct Counter {

// This variable should never be directly accessed by users of the library: interactions must be restricted to

// the library's function. As of Solidity v0.5.2, this cannot be enforced, though there is a proposal to add

// this feature: see https://github.com/ethereum/solidity/issues/4637 uint256 _value; // default: 0

}

function current(Counter storage counter) internal view returns (uint256) {

return counter._value;

}

function increment(Counter storage counter) internal {

unchecked {

counter._value += 1;

}

}

function decrement(Counter storage counter) internal {

uint256 value = counter._value;

require(value > 0, "Counter: decrement overflow");

unchecked {

counter._value = value - 1;

}

}

function reset(Counter storage counter) internal {

counter._value = 0;

}

}

// SPDX-License-Identifier: MIT

// OpenZeppelin Contracts (last updated v4.9.0) (access/Ownable.sol)

pragma solidity ^0.8.0;

import "../utils/Context.sol";

/**

* @dev Contract module which provides a basic access control mechanism, where

* there is an account (an owner) that can be granted exclusive access to

* specific functions.

*

* By default, the owner account will be the one that deploys the contract. This

* can later be changed with {transferOwnership}.

*

* This module is used through inheritance. It will make available the modifier

* `onlyOwner`, which can be applied to your functions to restrict their use to

* the owner.

*/

abstract contract Ownable is Context {

address private _owner;

event OwnershipTransferred(address indexed previousOwner, address indexed newOwner);

/**

* @dev Initializes the contract setting the deployer as the initial owner.

*/

constructor() {

_transferOwnership(_msgSender());

}

/**

* @dev Throws if called by any account other than the owner.

*/

modifier onlyOwner() {

_checkOwner();

_;

}

/**

* @dev Returns the address of the current owner.

*/

function owner() public view virtual returns (address) {

return _owner;

}

/**

* @dev Throws if the sender is not the owner.

*/

function _checkOwner() internal view virtual {

require(owner() == _msgSender(), "Ownable: caller is not the owner");

}

/**

* @dev Leaves the contract without owner. It will not be possible to call

* `onlyOwner` functions. Can only be called by the current owner.

*

* NOTE: Renouncing ownership will leave the contract without an owner,

* thereby disabling any functionality that is only available to the owner.

*/

function renounceOwnership() public virtual onlyOwner {

_transferOwnership(address(0));

}

/**

* @dev Transfers ownership of the contract to a new account (`newOwner`).

* Can only be called by the current owner.

*/

function transferOwnership(address newOwner) public virtual onlyOwner {

require(newOwner != address(0), "Ownable: new owner is the zero address");

_transferOwnership(newOwner);

}

/**

* @dev Transfers ownership of the contract to a new account (`newOwner`).

* Internal function without access restriction.

*/

function _transferOwnership(address newOwner) internal virtual {

address oldOwner = _owner;

_owner = newOwner;

emit OwnershipTransferred(oldOwner, newOwner);

}

}

// SPDX-License-Identifier: MIT

// OpenZeppelin Contracts (last updated v4.9.0) (utils/Strings.sol)

pragma solidity ^0.8.0;

import "./math/Math.sol";

import "./math/SignedMath.sol";

/**

* @dev String operations.

*/

library Strings {

bytes16 private constant _SYMBOLS = "0123456789abcdef";

uint8 private constant _ADDRESS_LENGTH = 20;

/**

* @dev Converts a `uint256` to its ASCII `string` decimal representation.

*/

function toString(uint256 value) internal pure returns (string memory) {

unchecked {

uint256 length = Math.log10(value) + 1;

string memory buffer = new string(length);

uint256 ptr;

/// @solidity memory-safe-assembly

assembly {

ptr := add(buffer, add(32, length))

}

while (true) {

ptr--;

/// @solidity memory-safe-assembly

assembly {

mstore8(ptr, byte(mod(value, 10), _SYMBOLS))

}

value /= 10;

if (value == 0) break;

}

return buffer;

}

}

/**

* @dev Converts a `int256` to its ASCII `string` decimal representation.

*/

function toString(int256 value) internal pure returns (string memory) {

return string(abi.encodePacked(value < 0 ? "-" : "", toString(SignedMath.abs(value))));

}

/**

* @dev Converts a `uint256` to its ASCII `string` hexadecimal representation.

*/

function toHexString(uint256 value) internal pure returns (string memory) {

unchecked {

return toHexString(value, Math.log256(value) + 1);

}

}

/**

* @dev Converts a `uint256` to its ASCII `string` hexadecimal representation with fixed length.

*/

function toHexString(uint256 value, uint256 length) internal pure returns (string memory) {

bytes memory buffer = new bytes(2 * length + 2);

buffer[0] = "0";

buffer[1] = "x";

for (uint256 i = 2 * length + 1; i > 1; --i) {

buffer[i] = _SYMBOLS[value & 0xf];

value >>= 4;

}

require(value == 0, "Strings: hex length insufficient");

return string(buffer);

}

/**

* @dev Converts an `address` with fixed length of 20 bytes to its not checksummed ASCII `string` hexadecimal representation.

*/

function toHexString(address addr) internal pure returns (string memory) {

return toHexString(uint256(uint160(addr)), _ADDRESS_LENGTH);

}

/**

* @dev Returns true if the two strings are equal.

*/

function equal(string memory a, string memory b) internal pure returns (bool) {

return keccak256(bytes(a)) == keccak256(bytes(b));

}

}

// SPDX-License-Identifier: MIT

// OpenZeppelin Contracts (last updated v4.9.0) (utils/ShortStrings.sol)

pragma solidity ^0.8.8;

import "./StorageSlot.sol";

// | string | 0xAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAAA |

// | length | 0x BB |

type ShortString is bytes32;

/**

* @dev This library provides functions to convert short memory strings

* into a `ShortString` type that can be used as an immutable variable.

*

* Strings of arbitrary length can be optimized using this library if

* they are short enough (up to 31 bytes) by packing them with their

* length (1 byte) in a single EVM word (32 bytes). Additionally, a

* fallback mechanism can be used for every other case.

*

* Usage example:

*

* ```solidity

* contract Named {

* using ShortStrings for *;

*

* ShortString private immutable _name;

* string private _nameFallback;

*

* constructor(string memory contractName) {

* _name = contractName.toShortStringWithFallback(_nameFallback);

* }

*

* function name() external view returns (string memory) {

* return _name.toStringWithFallback(_nameFallback);

* }

* }

* ```

*/

library ShortStrings {

// Used as an identifier for strings longer than 31 bytes.

bytes32 private constant _FALLBACK_SENTINEL = 0x00000000000000000000000000000000000000000000000000000000000000FF;

error StringTooLong(string str);

error InvalidShortString();

/**

* @dev Encode a string of at most 31 chars into a `ShortString`.

*

* This will trigger a `StringTooLong` error is the input string is too long.

*/

function toShortString(string memory str) internal pure returns (ShortString) {

bytes memory bstr = bytes(str);

if (bstr.length > 31) {

revert StringTooLong(str);

}

return ShortString.wrap(bytes32(uint256(bytes32(bstr)) | bstr.length));

}

/**

* @dev Decode a `ShortString` back to a "normal" string.

*/

function toString(ShortString sstr) internal pure returns (string memory) {

uint256 len = byteLength(sstr);

// using `new string(len)` would work locally but is not memory safe.

string memory str = new string(32);

/// @solidity memory-safe-assembly

assembly {

mstore(str, len)

mstore(add(str, 0x20), sstr)

}

return str;

}

/**

* @dev Return the length of a `ShortString`.

*/

function byteLength(ShortString sstr) internal pure returns (uint256) {

uint256 result = uint256(ShortString.unwrap(sstr)) & 0xFF;

if (result > 31) {

revert InvalidShortString();

}

return result;

}

/**

* @dev Encode a string into a `ShortString`, or write it to storage if it is too long.

*/

function toShortStringWithFallback(string memory value, string storage store) internal returns (ShortString) {

if (bytes(value).length < 32) {

return toShortString(value);

} else {

StorageSlot.getStringSlot(store).value = value;

return ShortString.wrap(_FALLBACK_SENTINEL);

}

}

/**

* @dev Decode a string that was encoded to `ShortString` or written to storage using {setWithFallback}.

*/

function toStringWithFallback(ShortString value, string storage store) internal pure returns (string memory) {

if (ShortString.unwrap(value) != _FALLBACK_SENTINEL) {

return toString(value);

} else {

return store;

}

}

/**

* @dev Return the length of a string that was encoded to `ShortString` or written to storage using {setWithFallback}.

*

* WARNING: This will return the "byte length" of the string. This may not reflect the actual length in terms of

* actual characters as the UTF-8 encoding of a single character can span over multiple bytes.

*/

function byteLengthWithFallback(ShortString value, string storage store) internal view returns (uint256) {

if (ShortString.unwrap(value) != _FALLBACK_SENTINEL) {

return byteLength(value);

} else {

return bytes(store).length;

}

}

}

// SPDX-License-Identifier: MIT

// OpenZeppelin Contracts (last updated v4.9.0) (interfaces/IERC5267.sol)

pragma solidity ^0.8.0;

interface IERC5267 {

/**

* @dev MAY be emitted to signal that the domain could have changed.

*/

event EIP712DomainChanged();

/**

* @dev returns the fields and values that describe the domain separator used by this contract for EIP-712

* signature.

*/

function eip712Domain()

external

view

returns (

bytes1 fields,

string memory name,

string memory version,

uint256 chainId,

address verifyingContract,

bytes32 salt,

uint256[] memory extensions

);

}

// SPDX-License-Identifier: MIT

// OpenZeppelin Contracts (last updated v4.9.0) (utils/math/Math.sol)

pragma solidity ^0.8.0;

/**

* @dev Standard math utilities missing in the Solidity language.

*/

library Math {

enum Rounding {

Down, // Toward negative infinity

Up, // Toward infinity

Zero // Toward zero

}

/**

* @dev Returns the largest of two numbers.

*/

function max(uint256 a, uint256 b) internal pure returns (uint256) {

return a > b ? a : b;

}

/**

* @dev Returns the smallest of two numbers.

*/

function min(uint256 a, uint256 b) internal pure returns (uint256) {

return a < b ? a : b;

}

/**

* @dev Returns the average of two numbers. The result is rounded towards

* zero.

*/

function average(uint256 a, uint256 b) internal pure returns (uint256) {

// (a + b) / 2 can overflow.

return (a & b) + (a ^ b) / 2;

}

/**

* @dev Returns the ceiling of the division of two numbers.

*

* This differs from standard division with `/` in that it rounds up instead

* of rounding down.

*/

function ceilDiv(uint256 a, uint256 b) internal pure returns (uint256) {

// (a + b - 1) / b can overflow on addition, so we distribute.

return a == 0 ? 0 : (a - 1) / b + 1;

}

/**

* @notice Calculates floor(x * y / denominator) with full precision. Throws if result overflows a uint256 or denominator == 0

* @dev Original credit to Remco Bloemen under MIT license (https://xn--2-umb.com/21/muldiv)

* with further edits by Uniswap Labs also under MIT license.

*/

function mulDiv(uint256 x, uint256 y, uint256 denominator) internal pure returns (uint256 result) {

unchecked {

// 512-bit multiply [prod1 prod0] = x * y. Compute the product mod 2^256 and mod 2^256 - 1, then use

// use the Chinese Remainder Theorem to reconstruct the 512 bit result. The result is stored in two 256

// variables such that product = prod1 * 2^256 + prod0.

uint256 prod0; // Least significant 256 bits of the product

uint256 prod1; // Most significant 256 bits of the product

assembly {

let mm := mulmod(x, y, not(0))

prod0 := mul(x, y)

prod1 := sub(sub(mm, prod0), lt(mm, prod0))

}

// Handle non-overflow cases, 256 by 256 division.

if (prod1 == 0) {

// Solidity will revert if denominator == 0, unlike the div opcode on its own.

// The surrounding unchecked block does not change this fact.

// See https://docs.soliditylang.org/en/latest/control-structures.html#checked-or-unchecked-arithmetic.

return prod0 / denominator;

}

// Make sure the result is less than 2^256. Also prevents denominator == 0.

require(denominator > prod1, "Math: mulDiv overflow");

///////////////////////////////////////////////

// 512 by 256 division.

///////////////////////////////////////////////

// Make division exact by subtracting the remainder from [prod1 prod0].

uint256 remainder;

assembly {

// Compute remainder using mulmod.

remainder := mulmod(x, y, denominator)

// Subtract 256 bit number from 512 bit number.

prod1 := sub(prod1, gt(remainder, prod0))

prod0 := sub(prod0, remainder)

}

// Factor powers of two out of denominator and compute largest power of two divisor of denominator. Always >= 1.

// See https://cs.stackexchange.com/q/138556/92363.

// Does not overflow because the denominator cannot be zero at this stage in the function.

uint256 twos = denominator & (~denominator + 1);

assembly {

// Divide denominator by twos.

denominator := div(denominator, twos)

// Divide [prod1 prod0] by twos.

prod0 := div(prod0, twos)

// Flip twos such that it is 2^256 / twos. If twos is zero, then it becomes one.

twos := add(div(sub(0, twos), twos), 1)

}

// Shift in bits from prod1 into prod0.

prod0 |= prod1 * twos;

// Invert denominator mod 2^256. Now that denominator is an odd number, it has an inverse modulo 2^256 such

// that denominator * inv = 1 mod 2^256. Compute the inverse by starting with a seed that is correct for

// four bits. That is, denominator * inv = 1 mod 2^4.

uint256 inverse = (3 * denominator) ^ 2;

// Use the Newton-Raphson iteration to improve the precision. Thanks to Hensel's lifting lemma, this also works

// in modular arithmetic, doubling the correct bits in each step.

inverse *= 2 - denominator * inverse; // inverse mod 2^8

inverse *= 2 - denominator * inverse; // inverse mod 2^16

inverse *= 2 - denominator * inverse; // inverse mod 2^32

inverse *= 2 - denominator * inverse; // inverse mod 2^64

inverse *= 2 - denominator * inverse; // inverse mod 2^128

inverse *= 2 - denominator * inverse; // inverse mod 2^256

// Because the division is now exact we can divide by multiplying with the modular inverse of denominator.

// This will give us the correct result modulo 2^256. Since the preconditions guarantee that the outcome is

// less than 2^256, this is the final result. We don't need to compute the high bits of the result and prod1

// is no longer required.

result = prod0 * inverse;

return result;

}

}

/**

* @notice Calculates x * y / denominator with full precision, following the selected rounding direction.

*/

function mulDiv(uint256 x, uint256 y, uint256 denominator, Rounding rounding) internal pure returns (uint256) {

uint256 result = mulDiv(x, y, denominator);

if (rounding == Rounding.Up && mulmod(x, y, denominator) > 0) {

result += 1;

}

return result;

}

/**

* @dev Returns the square root of a number. If the number is not a perfect square, the value is rounded down.

*

* Inspired by Henry S. Warren, Jr.'s "Hacker's Delight" (Chapter 11).

*/

function sqrt(uint256 a) internal pure returns (uint256) {

if (a == 0) {

return 0;

}

// For our first guess, we get the biggest power of 2 which is smaller than the square root of the target.

//

// We know that the "msb" (most significant bit) of our target number `a` is a power of 2 such that we have

// `msb(a) <= a < 2*msb(a)`. This value can be written `msb(a)=2**k` with `k=log2(a)`.

//

// This can be rewritten `2**log2(a) <= a < 2**(log2(a) + 1)`

// → `sqrt(2**k) <= sqrt(a) < sqrt(2**(k+1))`

// → `2**(k/2) <= sqrt(a) < 2**((k+1)/2) <= 2**(k/2 + 1)`

//

// Consequently, `2**(log2(a) / 2)` is a good first approximation of `sqrt(a)` with at least 1 correct bit.

uint256 result = 1 << (log2(a) >> 1);

// At this point `result` is an estimation with one bit of precision. We know the true value is a uint128,

// since it is the square root of a uint256. Newton's method converges quadratically (precision doubles at

// every iteration). We thus need at most 7 iteration to turn our partial result with one bit of precision

// into the expected uint128 result.

unchecked {

result = (result + a / result) >> 1;

result = (result + a / result) >> 1;

result = (result + a / result) >> 1;

result = (result + a / result) >> 1;

result = (result + a / result) >> 1;

result = (result + a / result) >> 1;

result = (result + a / result) >> 1;

return min(result, a / result);

}

}

/**

* @notice Calculates sqrt(a), following the selected rounding direction.

*/

function sqrt(uint256 a, Rounding rounding) internal pure returns (uint256) {

unchecked {

uint256 result = sqrt(a);

return result + (rounding == Rounding.Up && result * result < a ? 1 : 0);

}

}

/**

* @dev Return the log in base 2, rounded down, of a positive value.

* Returns 0 if given 0.

*/

function log2(uint256 value) internal pure returns (uint256) {

uint256 result = 0;

unchecked {

if (value >> 128 > 0) {

value >>= 128;

result += 128;

}

if (value >> 64 > 0) {

value >>= 64;

result += 64;

}

if (value >> 32 > 0) {

value >>= 32;

result += 32;

}

if (value >> 16 > 0) {

value >>= 16;

result += 16;

}

if (value >> 8 > 0) {

value >>= 8;

result += 8;

}

if (value >> 4 > 0) {

value >>= 4;

result += 4;

}

if (value >> 2 > 0) {

value >>= 2;

result += 2;

}

if (value >> 1 > 0) {

result += 1;

}

}

return result;

}

/**

* @dev Return the log in base 2, following the selected rounding direction, of a positive value.

* Returns 0 if given 0.

*/

function log2(uint256 value, Rounding rounding) internal pure returns (uint256) {

unchecked {

uint256 result = log2(value);

return result + (rounding == Rounding.Up && 1 << result < value ? 1 : 0);

}

}

/**

* @dev Return the log in base 10, rounded down, of a positive value.

* Returns 0 if given 0.

*/

function log10(uint256 value) internal pure returns (uint256) {

uint256 result = 0;

unchecked {

if (value >= 10 ** 64) {

value /= 10 ** 64;

result += 64;

}

if (value >= 10 ** 32) {

value /= 10 ** 32;

result += 32;

}

if (value >= 10 ** 16) {

value /= 10 ** 16;

result += 16;

}

if (value >= 10 ** 8) {

value /= 10 ** 8;

result += 8;

}

if (value >= 10 ** 4) {

value /= 10 ** 4;

result += 4;

}

if (value >= 10 ** 2) {

value /= 10 ** 2;

result += 2;

}

if (value >= 10 ** 1) {

result += 1;

}

}

return result;

}

/**

* @dev Return the log in base 10, following the selected rounding direction, of a positive value.

* Returns 0 if given 0.

*/

function log10(uint256 value, Rounding rounding) internal pure returns (uint256) {

unchecked {

uint256 result = log10(value);

return result + (rounding == Rounding.Up && 10 ** result < value ? 1 : 0);

}

}

/**

* @dev Return the log in base 256, rounded down, of a positive value.

* Returns 0 if given 0.

*

* Adding one to the result gives the number of pairs of hex symbols needed to represent `value` as a hex string.

*/

function log256(uint256 value) internal pure returns (uint256) {

uint256 result = 0;

unchecked {

if (value >> 128 > 0) {

value >>= 128;

result += 16;

}

if (value >> 64 > 0) {

value >>= 64;

result += 8;

}

if (value >> 32 > 0) {

value >>= 32;

result += 4;

}

if (value >> 16 > 0) {

value >>= 16;

result += 2;

}

if (value >> 8 > 0) {

result += 1;

}

}

return result;

}

/**

* @dev Return the log in base 256, following the selected rounding direction, of a positive value.

* Returns 0 if given 0.

*/

function log256(uint256 value, Rounding rounding) internal pure returns (uint256) {

unchecked {

uint256 result = log256(value);

return result + (rounding == Rounding.Up && 1 << (result << 3) < value ? 1 : 0);

}

}

}

// SPDX-License-Identifier: MIT

// OpenZeppelin Contracts (last updated v4.8.0) (utils/math/SignedMath.sol)

pragma solidity ^0.8.0;

/**

* @dev Standard signed math utilities missing in the Solidity language.

*/

library SignedMath {

/**

* @dev Returns the largest of two signed numbers.

*/

function max(int256 a, int256 b) internal pure returns (int256) {

return a > b ? a : b;

}

/**

* @dev Returns the smallest of two signed numbers.

*/

function min(int256 a, int256 b) internal pure returns (int256) {

return a < b ? a : b;

}

/**

* @dev Returns the average of two signed numbers without overflow.

* The result is rounded towards zero.

*/

function average(int256 a, int256 b) internal pure returns (int256) {

// Formula from the book "Hacker's Delight"

int256 x = (a & b) + ((a ^ b) >> 1);

return x + (int256(uint256(x) >> 255) & (a ^ b));

}

/**

* @dev Returns the absolute unsigned value of a signed value.

*/

function abs(int256 n) internal pure returns (uint256) {

unchecked {

// must be unchecked in order to support `n = type(int256).min`

return uint256(n >= 0 ? n : -n);

}

}

}

// SPDX-License-Identifier: MIT

// OpenZeppelin Contracts (last updated v4.9.0) (utils/StorageSlot.sol)

// This file was procedurally generated from scripts/generate/templates/StorageSlot.js.

pragma solidity ^0.8.0;

/**

* @dev Library for reading and writing primitive types to specific storage slots.

*

* Storage slots are often used to avoid storage conflict when dealing with upgradeable contracts.

* This library helps with reading and writing to such slots without the need for inline assembly.

*

* The functions in this library return Slot structs that contain a `value` member that can be used to read or write.

*

* Example usage to set ERC1967 implementation slot:

* ```solidity

* contract ERC1967 {

* bytes32 internal constant _IMPLEMENTATION_SLOT = 0x360894a13ba1a3210667c828492db98dca3e2076cc3735a920a3ca505d382bbc;

*

* function _getImplementation() internal view returns (address) {

* return StorageSlot.getAddressSlot(_IMPLEMENTATION_SLOT).value;

* }

*

* function _setImplementation(address newImplementation) internal {

* require(Address.isContract(newImplementation), "ERC1967: new implementation is not a contract");

* StorageSlot.getAddressSlot(_IMPLEMENTATION_SLOT).value = newImplementation;

* }

* }

* ```

*

* _Available since v4.1 for `address`, `bool`, `bytes32`, `uint256`._

* _Available since v4.9 for `string`, `bytes`._

*/

library StorageSlot {

struct AddressSlot {

address value;

}

struct BooleanSlot {

bool value;

}

struct Bytes32Slot {

bytes32 value;

}

struct Uint256Slot {

uint256 value;

}

struct StringSlot {

string value;

}

struct BytesSlot {

bytes value;

}

/**

* @dev Returns an `AddressSlot` with member `value` located at `slot`.

*/

function getAddressSlot(bytes32 slot) internal pure returns (AddressSlot storage r) {

/// @solidity memory-safe-assembly

assembly {

r.slot := slot

}

}

/**

* @dev Returns an `BooleanSlot` with member `value` located at `slot`.

*/

function getBooleanSlot(bytes32 slot) internal pure returns (BooleanSlot storage r) {

/// @solidity memory-safe-assembly

assembly {

r.slot := slot

}

}

/**

* @dev Returns an `Bytes32Slot` with member `value` located at `slot`.

*/

function getBytes32Slot(bytes32 slot) internal pure returns (Bytes32Slot storage r) {

/// @solidity memory-safe-assembly

assembly {

r.slot := slot

}

}

/**

* @dev Returns an `Uint256Slot` with member `value` located at `slot`.

*/

function getUint256Slot(bytes32 slot) internal pure returns (Uint256Slot storage r) {

/// @solidity memory-safe-assembly

assembly {

r.slot := slot

}

}

/**

* @dev Returns an `StringSlot` with member `value` located at `slot`.

*/

function getStringSlot(bytes32 slot) internal pure returns (StringSlot storage r) {

/// @solidity memory-safe-assembly

assembly {

r.slot := slot

}

}

/**

* @dev Returns an `StringSlot` representation of the string storage pointer `store`.

*/

function getStringSlot(string storage store) internal pure returns (StringSlot storage r) {

/// @solidity memory-safe-assembly

assembly {

r.slot := store.slot

}

}

/**

* @dev Returns an `BytesSlot` with member `value` located at `slot`.

*/

function getBytesSlot(bytes32 slot) internal pure returns (BytesSlot storage r) {

/// @solidity memory-safe-assembly

assembly {

r.slot := slot

}

}

/**

* @dev Returns an `BytesSlot` representation of the bytes storage pointer `store`.

*/

function getBytesSlot(bytes storage store) internal pure returns (BytesSlot storage r) {

/// @solidity memory-safe-assembly

assembly {

r.slot := store.slot

}

}

}